                                                                  Exhibit 99.2

                                    SOLUTIA
                             SETTLEMENT TERM SHEET
                               DECEMBER 8, 2006


SCOPE OF TERM SHEET:                    The term sheet outlines the key terms
                                        of (i) a modification of the Global
                                        Settlement as described in Solutia's
                                        Disclosure Statement filed with the
                                        Bankruptcy Court on February 14, 2006;
                                        (ii) a final settlement of the JP
                                        Morgan Adversary Proceeding; and (iii)
                                        a final settlement of the Equity
                                        Committee Adversary Proceeding. The
                                        term sheet is for discussion purposes
                                        only, may not be used by any party in
                                        litigation or otherwise disclosed to
                                        the Court or the Court's staff, or to
                                        other parties, without the express
                                        written permission of Solutia, and
                                        shall not be deemed a solicitation of
                                        acceptances of a Plan of
                                        Reorganization.(1)

GENERAL PLAN ASSUMPTIONS:                  o  Total Enterprise Value (TEV) of
                                              $2.507 billion.
                                           o  Pro forma net debt of $1.507
                                              billion.(2)
                                           o  Implied Equity Value of $1.0
                                              billion. (3)
                                           o  Solutia acquires Akzo-Nobel's
                                              50% joint venture ownership in
                                              Flexsys and effects the sale of
                                              a business unit.
                                           o  General Unsecured Claims pool of
                                              $765 million.(4)
                                           o  Plan stock price per share of
                                              $10.00 (the "Plan Stock Price").
                                              The rights will be struck at a
                                              25.0% discount to the Plan Stock
                                              Price per share, as explained
                                              below.(5)
                                           o  In total, 108.3 million common
                                              shares will be issued upon
                                              emergence (the "Common Shares").
                                              As explained below, 75.0 million
                                              shares will be distributed
                                              directly to the Noteholders, the
                                              general unsecured creditors,

------------------------------------

(1) Capitalized terms, used but not defined herein, shall have the meanings ascribed to them in the disclosure statement (the "Disclosure Statement") filed by Solutia with the Bankruptcy Court for the Southern District of New York on February 14, 2006.

(2)  Pro forma debt of $1.522 billion less pro forma cash of $15 million.

(3) The implied equity value is subject to a final determination by the Bankruptcy Court in connection with the confirmation of an amended plan.

(4) Based on estimated claim amounts as of November 2006. Includes Noteholder Claims of $455.4 million, trade claims of approximately $87 million, contract claims of approximately $158 million (including Calpine claim of approximately $100 million), Maryville claim of approximately $27 million, employee claims of approximately $20 million and approximately $18 million of other claims. Excludes environmental, intercompany, Monsanto/Pharmacia, Officer & Director Indemnification, Retiree and Tort claims.

(5) Implies theoretical share price of Common Shares of $9.23 per share, after accounting for the Rights Offering.

                                              Monsanto and the Retirees (the
                                              "Primary Common Shares"), and
                                              another 33.3 million shares will
                                              be distributed on a pro rata
                                              basis to holders of Noteholder
                                              Claims, General Unsecured
                                              Claims, Monsanto and the
                                              Retirees pursuant to the Rights
                                              Offering, as explained in
                                              Section III below.
                                           o  Effective Date of the Plan:
                                              March 31, 2007.
                                           o  No change to the other key terms
                                              of the Debtor's Plan of
                                              Reorganization dated February
                                              14, 2006 (e.g., Retiree
                                              Settlement, pension funding,
                                              settlement of environmental
                                              liabilities, releases, etc.).

I.     TREATMENT OF NOTEHOLDER CLAIMS:
       -------------------------------

NOTEHOLDER CLAIMS:                      The claims of the holders of (i) the
                                        6.72% notes due October 15, 2037, and
                                        (ii) the 7.375% notes due October 15,
                                        2027 (together, the "Noteholder
                                        Claims") will be classified separately
                                        from other claims. The aggregate
                                        allowed amount of the Noteholder
                                        Claims is $455.4 million, calculated
                                        as principal amount plus accrued and
                                        unpaid interest through the Petition
                                        Date.

TREATMENT:                              The Noteholder Claims will be
                                        exchanged for: (i) 36.52 million
                                        Primary Common Shares; and (ii) rights
                                        to purchase 16.23 million Common
                                        Shares in the Rights Offering.

II.    TREATMENT OF OTHER CLAIMS:
       --------------------------

CLASSIFICATION OF GENERAL               As used herein, "General Unsecured
UNSECURED CLAIMS:                       Claims" excludes the Noteholder
                                        Claims, Monsanto's Claim and the
                                        Retiree Claim.

TREATMENT OF GENERAL                    General Unsecured Claims will be
UNSECURED CLAIMS:                       exchanged for: (i) 19.66 million
                                        Primary Common Shares; and (ii) rights
                                        to purchase 8.74 million Common
                                        Shares in the Rights Offering.

TREATMENT OF MONSANTO:                  Monsanto's claim against the estates
                                        will be classified separately from
                                        other claims and will be exchanged
                                        for: (i) 17.0 million Primary Common
                                        Shares; and (ii) rights to purchase
                                        7.56 million Common Shares in the
                                        Rights Offering.

TREATMENT OF RETIREE CLAIM:             In accordance with the terms of the
                                        Retiree Settlement, the Retiree Claim
                                        will be exchanged for: (i) 1.82
                                        million Primary Common Shares; and
                                        (ii) rights to purchase 0.81 million
                                        Common Shares in the Rights Offering.

TREATMENT OF EQUITY INTERESTS:          Holders of Equity Interests will not
                                        receive a distribution under the Plan.
                                        Monsanto will resolve the Equity
                                        Committee

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                                        Adversary Proceeding at its sole cost.

III.   RIGHTS OFFERING:
       ----------------

SIZE OF RIGHTS OFFERING:                $250.0 million.

RIGHTS OFFERING PRICE:                  $7.50 per share, implying a 25.0%
                                        discount to the Plan Stock Price.

TOTAL SHARES UNDERLYING                 33.3 million.
RIGHTS OFFERING:

TREATMENT OF RIGHTS OFFERING:           Holders of Noteholder Claims, General
                                        Unsecured Claims, Monsanto and the
                                        Retirees will receive rights on a pro
                                        rata basis based on the number of
                                        Primary Common Shares they are
                                        receiving under the Plan. The rights
                                        will be transferable and the terms of
                                        such transferability will be
                                        determined by Solutia in consultation
                                        with the stakeholders.

OVERSUBSCRIPTION:                       Holders of rights may elect to
                                        subscribe for additional shares, over
                                        and above the amount they would
                                        otherwise be eligible to purchase in
                                        the Rights Offering. If the total
                                        number of shares subscribed for in the
                                        Rights Offering exceeds 33.3 million,
                                        the oversubscribed shares will be
                                        distributed to the electing Rights
                                        Offering participants on a pro rata
                                        basis.

BACKSTOP:                               The Rights Offering will be
                                        backstopped by a market participant
                                        and effected at a market clearing
                                        discount to the Implied Equity Value.

IV.    CORPORATE GOVERNANCE:
       ---------------------

BOARD OF DIRECTORS:                     The Company's post-reorganization
                                        Board of Directors shall initially
                                        consist of 9 members, including the
                                        Company's Chairman and Chief Executive
                                        Officer, Jeffry Quinn and two
                                        continuing directors of the Company.
                                        The ad hoc committee of noteholders
                                        shall select 2 directors and the
                                        Creditors' Committee and Monsanto
                                        shall select 1 director each. The
                                        remaining 2 directors shall be
                                        selected by the initial 7 directors
                                        from a panel of candidates identified
                                        by a national search firm employed by
                                        the Company.

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V.     FULLY-DILUTED EQUITY ALLOCATION:
       --------------------------------

EQUITY ALLOCATION PRE-RIGHTS                             Shares       Rights                 % of
OFFERING SUBSCRIPTION:                                    (mm)       Offering    Total       Total
                                                         ------      -------     -----       -----
                                   Noteholders            36.52          -       36.52      33.71%
                                   GUCs                   19.66          -       19.66      18.15
                                   Monsanto               17.00          -        17.0      15.69
                                   Retirees                1.82          -        1.82       1.68
                                   Rights                     -      33.33       33.33      30.77
                                   Offering
                                                          -----      -----      ------     ------
                                         Total            75.00      33.33      108.33     100.00%


EQUITY ALLOCATION POST-RIGHTS                                  Shares (mm)              % of Total
OFFERING SUBSCRIPTION(6):                                      -----------              ----------

                                   Noteholders                     52.76                   48.70%
                                   GUCs                            28.39                   26.21
                                   Monsanto                        24.56                   22.67
                                   Retirees                         2.63                    2.43
                                                                  ------                  ------
                                         Total                    108.33                  100.00%

VI.    RECOVERY ANALYSIS ($ IN MILLIONS)(7):
       -------------------------------------

RECOVERY TO NOTEHOLDERS(8):
---------------------------

Value of Primary Common Shares Received                                   $337.1
Net Value from Rights Offering exercise                                     28.1
                                                                          ------
       Total Net Value                                                    $365.2

       Net Recovery %                                                      80.2%

------------------------------------

(6)  Assumes full subscription to Rights Offering by all constituents.

(7) All recoveries are net of the cost to exercise the rights at the Rights Offering Price of $7.50 per share. Based on implied theoretical share price of Common Shares of $9.23 per share, after accounting for the Rights Offering.

(8)  Assumes Noteholder Claims of $455.4 million.

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
RECOVERY TO GENERAL UNSECURED CREDITORS(9):
-------------------------------------------

Value of Primary Common Shares Received                                   $181.5
Net Value from Rights Offering exercise                                     15.1
                                                                        --------
       Total Net Value                                                    $196.6

       Net Recovery %                                                      63.5%

RECOVERY TO MONSANTO(10):
-------------------------

Value of Primary Common Shares Received                                   $156.9
Net Value from Rights Offering exercise                                     13.1
                                                                        --------
       Total Net Value                                                    $170.0

       Net Recovery %                                                      44.4%


RECOVERY TO RETIREES(11):
-------------------------

Value of Primary Common Shares Received                                    $16.8
Net Value from Rights Offering exercise                                      1.4
                                                                        --------
       Total Net Value                                                     $18.2

       Net Recovery %                                                      52.0%

------------------------------------

(9)  Assumes a General Unsecured Claims Pool of $309.6 million.

(10) Claim of $382.8 million based on Monsanto's estimate.

(11) Assumes Retiree Claim of $35.0 million.


VII.   PRO FORMA SOURCES AND USES:
       ---------------------------

Surplus Cash(12)                          $115        DIP (Drawn)                                 $650
Exit Revolver(13)                           52        2009 Bonds                                   223
Exit Term Loan B - USD Tranche             850        Pension Funding                              149
Exit Term Loan B - Euro Tranche            350        Euro Loan                                    203
Exit Subordinated Bonds                    250        One-Time Exit Costs-Fees/Admin Items(14)     152
Sale of a businss unit                      60        Flexsys acquisition                          300
Maryville Note                              20        Maryville Note                                20
                                        ------                                                  ------

Total Sources:                          $1,697                  Total Uses:                     $1,697
                                        ======                                                  ======

------------------------------------

(12) Cash balance reduced from $130 million to $15 million at emergence with no restrictions.

(13) Total Revolver $400 million, after LC's/drawings pro-forma liquidity on 12/31/06 would be $280 million.


(14) $152 million total includes:

          $40.0 Exit Financing Bank & Legal Fees
          $15.0 Accrued Interest on 2009 Bonds and EuroLoan
          $9.0 CPFilms Trade AP
          $25.0 Secured, Administrative and Priority Claims to be paid in cash (Tax/Reclamation/Mechanics Liens/Other)
          $20.0 Cure Costs on Executory Contracts that must be assumed
          $34.5 Advisor Fees
          $2.5 KERP Due on Emergence
          $6.0 D&O and Fiduciary Run-off Policies


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